UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2013

The Men’s Wearhouse, Inc.

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-16097 (Commission File Number)	74-1790172 (IRS Employer Identification No.)

6380 Rogerdale Road Houston, Texas (Address of principal executive offices)	77072 (Zip Code)

281-776-7000

(Registrant’s telephone number,

including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

On June 25, 2013, The Men’s Wearhouse, Inc. (the “Company”) issued a press release providing further comments regarding the termination of George Zimmer as Executive Chairman of the Company.  A copy of the press release is filed herewith as Exhibit 99.1.

In addition, on June 25, 2013, the Company distributed a letter to Company employees from the Board of Directors regarding the termination of George Zimmer as Executive Chairman of the Company.  A copy of that letter is attached hereto as Exhibit 99.2.

Item 9.01   Financial Statements and Exhibits.

(d)           Exhibits.  The following exhibits are included in this Form 8-K:

Exhibit
Number	Description

99.1	Press Release of the Company dated June 25, 2013.

99.2	Letter to Company Employees from Board of Directors dated June 25, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2013

THE MEN’S WEARHOUSE, INC.

	By:	/s/ KELLY M. DILTS
Kelly M. Dilts
Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release of the Company dated June 25, 2013.

99.2	Letter to Company Employees from Board of Directors dated June 25, 2013.